Strategic Report	12 Months Ended
Dec. 31, 2018
Disclosure Of Information Included In The Strategic Report [Abstract]
Disclosure of information included in the strategic report
Our global businesses
Our operating model consists of four global businesses and a Corporate Centre, supported by HSBC Operations, Services and Technology, and 11 global functions, including risk, finance, compliance, legal, marketing and human resources.

Retail Banking and Wealth Management (‘RBWM’)	Commercial Banking (‘CMB’)	Global Banking and Markets (‘GB&M’)	Global Private Banking (‘GPB’)
We help 38 million customers across the world to manage their finances, buy their homes, and save and invest for the future.

Our HSBC Premier and Advance propositions are aimed at mass affluent and emerging affluent customers who value international connectivity. For customers with simpler banking needs, we offer a full range of products and services reflecting local requirements.

We support approximately 1.5 million business customers in 53 countries and territories, ranging from small enterprises focused primarily on their domestic markets, through to large companies operating globally.

Our services include working capital, term loans, payment services and international trade facilitation, as well as expertise in mergers and acquisitions, and access to financial markets.

We serve approximately 4,100 clients in more than 50 countries and territories. We support major government, corporate and institutional clients worldwide.

Our product specialists continue to deliver a comprehensive range of transaction banking, financing, advisory, capital markets and risk management services.

We serve high net worth and ultra high net worth individuals and families, including those with international banking needs.

Services provided include Investment Management, which includes advisory and brokerage services, and Private Wealth Solutions, which comprises trusts and estate planning, to protect and preserve wealth for future generations.

Adjusted profit before tax<>
(2017: $6.5bn)	(2017: $6.8bn)	(2017: $5.8bn)	(2017: $0.3bn)
$7.1bn	$7.7bn	$6.1bn	$0.3bn
Adjusted risk-weighted assets<>
(31 Dec 2017: $118.1bn)	(31 Dec 2017: $289.8bn)	(31 Dec 2017: $293.2bn)	(31 Dec 2017: $15.8bn)
$126.9bn	$321.2bn	$281.0bn	$16.8bn
<>Our global businesses are presented on an adjusted basis, which is consistent with the way in which we assess the performance of our global businesses.

Delivery against Group financial targets

Return on tangible equity <> 8.6% Target: >11% by 2020	Adjusted jaws<> (1.2)% Target: positive	Dividends per ordinary share in respect of 2018 $0.51 Target: sustain
(2017: 6.8%)
ÑFor further details, see page 17.

HSBC Holdings plc	3
Retail Banking and Wealth Management

Key events

–
In RBWM, we grew active customers by 1.2 million in 2018 through our continued investments in strategic initiatives to drive growth in key markets and through lending products. We grew our mortgage book by over $20bn in the UK and Hong Kong, strengthening our position in these markets. We increased credit card issuances by 24%, notably in the UK, Mexico, the US and Hong Kong.

–
We upgraded our wealth proposition in Asia through the launch of HSBC Life in Hong Kong, the improvement of our wealth investment capability for mobile banking in China, and the enhancement of our wealth product offering in Hong Kong for high net worth investors.

–
We listened to our customers and have acted on feedback to improve product features and have made it easier for customers to bank with us through digital transformation. The PayMe app in Hong Kong processes three million transactions per month and the Connected Money app in the UK has had more than 200,000 downloads since its launch in May 2018.

Financial performance
Adjusted profit before tax of $7.1bn was $0.6bn or 9% higher, reflecting revenue growth, partly offset by higher operating expenses.
Adjusted revenue of $21.9bn was $1.7bn or 8% higher, with an increase in Retail Banking partly offset by Wealth Management. Revenue growth was strong in Hong Kong and the UK in particular, with notable increases in India and mainland China, and in our Latin American markets.
In Retail Banking, revenue was up $1.8bn or 13%. This reflected improved deposit margins from rising interest rates, together with deposit balance growth of $21bn or 3% and lending balance growth of $31bn or 9%. These factors were partly offset by mortgage margin compression from higher funding costs, primarily in Hong Kong and the UK.
In Wealth Management, revenue was down $0.1bn or 2% due to net adverse movements in market impacts of $0.6bn in life insurance manufacturing. In Wealth Management:

–
life insurance manufacturing revenue decreased by $0.2bn or 11%, reflecting adverse movements in market impacts of $0.3bn in 2018, compared with a favourable movement of $0.3bn in 2017. This was partly offset by growth in the value of new business written ($0.2bn) and favourable actuarial assumption changes and experience variances ($0.2bn); and

–
investment distribution revenue increased by $0.1bn due to higher sales of insurance products and bonds. Revenue from the sale of equity and mutual funds was stable as strong trading conditions in the first half of the year were offset by a slowdown in the second half of the year.

In 2018, the credit quality of our loan portfolio remained stable at 34 basis points of average gross loans. Adjusted ECL of $1.2bn mainly related to charges in Mexico, the UK and Asia, notably against unsecured lending. In the UK, ECL also included charges related to the current economic uncertainty. This compared with adjusted LICs of $1.0bn in 2017, notably related to charges in Mexico, the UK and Hong Kong against unsecured lending balances.
Adjusted operating expenses of $13.7bn were $0.9bn or 7% higher. This primarily reflected a $0.6bn increase relating to investments, including $0.4bn in marketing and digital capabilities to help deliver improved customer service, and $0.1bn in staff to support business growth, particularly in the UK, Hong Kong, mainland China (including the Pearl River Delta) and the US.

Management view of adjusted revenue<>	Footnotes	2018 $m	2017 $m	2016 $m	2018 vs 2017
					$m	%
Retail Banking		15,262	13,456	12,690	1,806	13
Current accounts, savings and deposits		8,534	6,296	5,186	2,238	36
Personal lending		6,728	7,160	7,504	(432)	(6)
– mortgages		1,937	2,372	2,585	(435)	(18)
– credit cards		2,880	2,886	3,018	(6)	—
– other personal lending	23	1,911	1,902	1,901	9	—
Wealth Management		6,104	6,215	5,230	(111)	(2)
– investment distribution	24	3,383	3,279	2,902	104	3
– life insurance manufacturing		1,656	1,870	1,362	(214)	(11)
– asset management		1,065	1,066	966	(1)	—
Other	25	569	549	563	20	4
Net operating income	26	21,935	20,220	18,483	1,715	8
Adjusted RoRWA (%)	27	5.8	5.6	4.7
RoTE excluding significant items and UK bank levy (%)		21.0	21.6	16.3
ÑFor footnotes, see page 89.
Change in adjusted profit before tax
+9%

18	HSBC Holdings plc
Commercial Banking

Key events

–	In CMB, we achieved double-digit growth in revenue and profit before tax. Growth was broadly based, with revenue increases across all major products and regions.

–
We continued to improve customer experience and satisfaction, surveying over 18,000 customers across 40 markets in 2018 through the ‘Moments of Truth’ programme. Through this programme we improved global scores across key customer interactions and have driven improvements through more than 100 actions taken to address customer feedback. Through these client surveys we have seen a 17% year-on-year increase in customers reporting they have had a good or better onboarding experience.

–
We continued to invest in our digital capabilities and we simplified online journeys on HSBCnet for around 41,000 clients across 36 countries. We also halved average onboarding times for our relationship-managed customers, and completed landmark trade transactions on the Voltron and we.trade platforms.

–
We increased sustainable financing through both facilitation (green bonds and equity capital markets) and growth in financing (green loans and leases). In 2018, CMB contributed over $4bn towards the Group’s sustainable financing target.

Financial performance
Adjusted profit before tax of $7.7bn was $0.8bn or 12% higher, driven by increased revenue, partly offset by higher operating expenses. ECL of $0.7bn in 2018 compared with LICs of $0.5bn in 2017.
Adjusted revenue of $14.9bn was $1.6bn or 12% higher with increases in all products, most notably GLCM.

–
In GLCM, revenue was $1.0bn or 22% higher, with growth across all regions. The increase was mainly in Hong Kong from wider margins, and in the UK from wider margins and average balance sheet growth. In C&L, revenue growth of $0.2bn or 5% reflected average balance sheet growth in the UK and Hong Kong, partly offset by margin compression. In addition, revenue increased by $44m or 2% in GTRF despite challenging market conditions, with growth reflecting higher average balances in Asia and the UK.

–
Revenue growth was primarily in Asia (up 18%), mainly from increases in Hong Kong (up 21%) and mainland China (up 22%), as well as in the UK (up 10%). There was also notable revenue growth in the US (up 7%), Canada (up 8%), Latin America (up 20%) and MENA (up 5%).

–	Corporate customer value from our international subsidiary banking proposition grew by 19%*.
Adjusted ECL were $0.7bn in 2018, reflecting charges across most regions, including a charge in the UK related to uncertainty in the economic outlook, partly offset by releases in North America. This compared with adjusted LICs of $0.5bn in 2017, which reflected charges in Asia, the UK, Mexico and the UAE, partly offset by net releases in North America.
Adjusted operating expenses of $6.5bn were $0.5bn or 9% higher, reflecting increased staff costs (up $0.2bn), including higher performance-related pay. In addition, we continued to increase our investment in digital capabilities (up $0.1bn), improvements in operational efficiency and customer experience, as well as regulatory and compliance.

Management view of adjusted revenue<>	Footnotes	2018 $m	2017 $m	2016 $m	2018 vs 2017
					$m	%
Global Trade and Receivables Finance		1,865	1,821	1,833	44	2
Credit and Lending		5,342	5,101	5,053	241	5
Global Liquidity and Cash Management		5,802	4,775	4,249	1,027	22
Markets products, Insurance and Investments and Other	28	1,876	1,550	1,521	326	21
Net operating income	26	14,885	13,247	12,656	1,638	12
Adjusted RoRWA (%)	27	2.5	2.4	2.2
RoTE excluding significant items and UK bank levy (%)		14.0	14.0	13.0

ÑFor footnotes, see page 89.
Change in adjusted profit before tax
+12%

* Analysis relates to corporate client income, which includes total income from GB&M synergy products, including foreign exchange and debt capital markets. This measure differs from reported revenue in that it excludes Business Banking and Other and internal cost of funds.

HSBC Holdings plc	19
Global Banking and Markets

Key events

–
In GB&M, we are making good progress with our strategic plan, increasing revenue and profit before tax while reducing risk-weighted assets by 4%. In 2018, performance was particularly strong in transaction banking products, with continued growth in GLCM (up 20%) and Securities Services (up 11%). We have continued to expand the product offerings and capabilities from our securities joint venture in China.

–	We acted as the sole green structuring adviser on a $1.25bn green sukuk bond for the Republic of Indonesia, the first ever international offering of green securities by an Asian sovereign.
Financial performance
Adjusted profit before tax of $6.1bn was $0.2bn or 4% higher, reflecting increased revenue and a $26m release of ECL in 2018, compared with LICs of $0.4bn in 2017. This was partly offset by higher operating expenses as we continued to invest in the business. We have continued to deliver RWA savings, with net reductions of 4% ($12bn), including savings from management initiatives of $30bn during 2018. This reduction was partly offset by targeted lending growth.
With effect from the fourth quarter of 2018, interest earned on capital deployed, which was previously disclosed within 'Other' revenue, has been allocated to product lines. The 2017 comparatives have been re-presented on the new basis, with no effect on total adjusted revenue.
Adjusted revenue of $15.5bn was $0.2bn or 1% higher, and included a net favourable movement of $0.1bn on credit and funding valuation adjustments. The increase in revenue primarily reflected the strength of our transaction banking franchises, which more than offset the effects of economic uncertainty and reduced client activity.

–
GLCM recorded double-digit growth (up $0.4bn or 20%) as we increased average balances by 4% through continued momentum in winning client mandates, and from favourable interest rate movements, notably in Asia.

–
Securities Services revenue rose $0.2bn or 11% as we grew average assets under management and average assets under custody from increased client mandates, growth in equity markets early in 2018, and higher interest rates.

–
Global Banking revenue increased $67m or 2% as growth in secured lending balances, gains on corporate lending restructuring and lower adverse movements on portfolio hedges were partly offset in our capital markets businesses, due to challenging market conditions and narrower spreads.

–	GTRF revenue grew by 7% as we grew average lending balances while also reducing risk-weighted assets.
This was partly offset by the following:

–
Global Markets revenue decreased by $0.5bn or 7% as economic uncertainty and reduced primary issuance led to subdued client activity and spread compression, which resulted in lower revenue in Rates (down $0.7bn or 31%) and Credit (down $0.2bn or 19%). This was partly offset by higher revenue in Foreign Exchange (up $0.4bn or 15%), from increased volatility in emerging markets.

–	Principal Investments revenue fell by $0.1bn or 31% from lower gains on mark-to-market revaluation of investments, and on asset sales, compared with 2017.
Net adjusted ECL releases of $26m in 2018 related to releases against a small number of clients in the US and Europe, notably in the oil and gas sector, partly offset by charges in the UK against exposures in the retail and construction sectors.
In 2017, adjusted LICs of $0.4bn were primarily against two large corporate exposures in Europe.
Adjusted operating expenses increased $0.5bn or 5%, as cost-saving initiatives were more than offset by investment in business growth and efficiency initiatives, and in regulatory programmes. We also incurred higher revenue-related taxes and costs.

Management view of adjusted revenue<>	Footnotes	2018 $m	2017 $m	2016 $m	2018 vs 2017
					$m	%
Global Markets		6,490	7,009	6,731	(519)	(7)
– FICC		5,271	5,714	5,720	(443)	(8)
Foreign Exchange		3,022	2,622	2,777	400	15
Rates		1,482	2,147	2,148	(665)	(31)
Credit		767	945	795	(178)	(19)
– Equities		1,219	1,295	1,011	(76)	(6)
Securities Services		1,973	1,772	1,577	201	11
Global Banking		4,115	4,048	3,819	67	2
Global Liquidity and Cash Management		2,645	2,213	1,884	432	20
Global Trade and Receivables Finance		809	757	689	52	7
Principal Investments		224	327	221	(103)	(31)
Credit and funding valuation adjustments	29	(183)	(262)	(55)	79	30
Other	30,31	(561)	(579)	(59)	18	3
Net operating income	26,31	15,512	15,285	14,807	227	1
Adjusted RoRWA (%)	27	2.1	2.0	1.8
RoTE excluding significant items and UK bank levy (%)		10.5	10.6	10.2

ÑFor footnotes, see page 89.

Change in adjusted profit before tax
+4%

20	HSBC Holdings plc
Global Private Banking

Key events

–	In GPB, revenue increased by 10% in key markets targeted for growth, mostly in Asia (up 18%). We have added 101 new revenue generating employees globally, with 71 in Asia.

–	We were named Best Private Bank in both Hong Kong and the UK at the PWM/The Banker Private Banking awards 2018.

–
We had net new money inflows of $15bn in key markets targeted for growth, of which almost 60% came from collaboration with our other global businesses. In 2018, one in every three new GPB client relationships was introduced by CMB.

Financial performance
Adjusted profit before tax of $344m was $48m or 16% higher, reflecting revenue growth and a net release of ECL. This was partly offset by higher operating expenses.
Adjusted revenue of $1.8bn increased by $62m or 4%, mainly in Hong Kong from higher deposit revenue as margins widened following interest rate rises, and from higher investment revenue from strong mandate flows. Other income decreased including lower revenue following client repositioning.
In 2018, there was a net release of adjusted ECL of $8m. This compared with adjusted LICs of $16m in 2017.
Adjusted operating expenses of $1.4bn were $38m or 3% higher, due to higher staff costs, reflecting investment to support growth, mainly in Asia.

Management view of adjusted revenue<>	Footnotes	2018 $m	2017 $m	2016 $m	2018 vs 2017
					$m	%
Investment revenue		717	700	738	17	2
Lending		391	393	420	(2)	(1)
Deposit		497	404	345	93	23
Other		180	226	267	(46)	(20)
Net operating income	26	1,785	1,723	1,770	62	4
Adjusted RoRWA (%)	27	2.1	1.9	1.7
RoTE excluding significant items and UK bank levy (%)		9.9	7.1	5.6

ÑFor footnotes, see page 89.
Change in adjusted profit before tax
+16%
Corporate Centre[32]
Financial performance
Adjusted profit before tax of $0.5bn was $1.1bn or 67% lower, reflecting lower revenue and higher ECL, partly offset by lower operating expenses.
We recorded negative adjusted revenue of $0.2bn in 2018 compared with adjusted revenue of $1.2bn in 2017. This reduction reflected lower revenue in Central Treasury and legacy portfolios, and a reduction in Other income.
Central Treasury revenue was $1.1bn lower, reflecting:

–	higher interest expense on debt issued by HSBC Holdings (up $0.4bn), from an increase in issuances and higher average cost of debt issued;

–
lower revenue in Balance Sheet Management (‘BSM’) (down $0.3bn), mainly from de-risking activities undertaken during 2017 in anticipation of interest rate rises, lower reinvestment yields and lower gains on disposals;

–
adverse fair value movements of $0.3bn in 2018 compared with favourable movements of $0.1bn in 2017, relating to the economic hedging of interest rate and exchange rate risk on our long-term debt with long-term derivatives; and

–	a $0.2bn loss arising from adverse swap mark-to-market movements following a bond reclassification under IFRS 9 ‘Financial Instruments’.
Revenue from legacy portfolios was down $0.1bn, reflecting losses on disposals.
Other income decreased by $0.2bn, mainly from the adverse effects of hyperinflation accounting in Argentina.
Adjusted ECL releases of $0.1bn in 2018 and net adjusted LICs releases of $0.2bn in 2017 were both primarily related to our legacy credit portfolio.
Adjusted operating expenses of $1.9bn were $0.2bn or 9% lower due to the favourable impact of hyperinflation accounting in Argentina and lower costs in relation to the run-off of the CML portfolio, which was completed during 2017.
Adjusted income from associates increased by $0.1bn or 4%. Our associate, The Saudi British Bank, announced a merger agreement with Alawwal Bank in Saudi Arabia. The merger, subject to shareholder and regulatory approval, is expected to be completed in 2019 and would dilute HSBC’s shareholding in the merged bank from 40% to 29.2%.

Management view of adjusted revenue<>	Footnotes	2018 $m	2017 $m	2016 $m	2018 vs 2017
					$m	%
Central Treasury	33	662	1,728	1,706	(1,066)	(62)
Legacy portfolios		(93)	(26)	26	(67)	>(100)
Other	34	(746)	(516)	(188)	(230)	(45)
Net operating income	26	(177)	1,186	1,544	(1,363)	(115)
RoTE excluding significant items and UK bank levy (%)		(5.7)%	(5.2)%	(1.9)%
ÑFor footnotes, see page 89.

HSBC Holdings plc	21
Remuneration for our executive Directors
Our remuneration policy for executive Directors was approved at our 2016 Annual General Meeting (‘AGM’) and is intended to apply for three performance years until the AGM in 2019. We will be putting forward a new remuneration policy for shareholder approval at the AGM. Details of the proposed policy can be found on page 220.
The table below shows the amount our executive Directors earned in 2018. For details of Directors’ pay and performance for 2018, see the Directors’ remuneration report on page 217.

(in £000)		Base salary	Fixed pay allowance	Cash in lieu of pension	Annual incentive	AML DPA Award[38]	LTI[39]	Sub-total	Taxable benefits	Non-taxable benefits	Notional returns	Total
John Flint[40]	2018	1,028	1,459	308	1,665	—	—	4,460	40	28	54	4,582
	2017	—	—	—	—	—	—	—	—	—	—	—
Stuart Gulliver[41,43]	2018	171	241	51	282	1,530	—	2,275	65	6	41	2,387
	2017	1,250	1,700	375	2,127	—	—	5,452	500	71	63	6,086
Iain Mackay[42,43]	2018	700	950	210	1,088	1,057	—	4,005	80	44	33	4,162
	2017	700	950	210	1,334	—	—	3,194	64	37	42	3,337
Marc Moses	2018	700	950	210	1,324	695	—	3,879	13	38	33	3,963
	2017	700	950	210	1,358	—	—	3,218	16	38	42	3,314
ÑFor footnotes, see page 89.

HSBC Holdings plc	33